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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 13, 2005

                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


            Delaware                   000-23377                13-3699013
  ----------------------------        ------------        ----------------------
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)        Identification Number)


               1 Rockefeller Plaza, Suite 400 New York, New York     10020-2002
               -------------------------------------------------     ----------
                   (Address of Principal Executive Offices)          (Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 13, 2005, the registrant issued an earnings release related to its quarterly period ended March 31, 2005 and the text of that announcement is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Section 2, Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     Exhibit No.     Description

          99.1       Press Release dated April 13, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     INTERVEST BANCSHARES CORPORATION


Date:    April 13, 2005              By:  /s/ Jerome Dansker
                                          --------------------------------------
                                          JEROME DANSKER,
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                          (Principal Executive Officer)


Date:    April 13, 2005              By:  /s/ Lowell S. Dansker
                                          --------------------------------------
                                          LOWELL S. DANSKER,
                                          VICE CHAIRMAN, PRESIDENT AND TREASURER
                                          (Principal Financial Officer)


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                                INDEX TO EXHIBITS


Exhibit No.    Description
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     99.1      Press Release dated April 13, 2005